                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    First MetLife Investors Variable Annuity Account One
          (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class L and Class L-4 Year File No. 333-96785, Class C File
          No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S-L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S-L Share Option File No. 333-176679, Class VA-4 File No. 333-176680, Class VA File No. 333-176691, Class L-4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2014.

/s/ Kumar Das Gupta
----------------------------
Kumar Das Gupta

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    First MetLife Investors Variable Annuity Account One
          (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class L and Class L-4 Year File No. 333-96785, Class C File
          No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S-L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S-L Share Option File No. 333-176679, Class VA-4 File No. 333-176680, Class VA File No. 333-176691, Class L-4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2014.

/s/ Dina S. Lumerman
----------------------------
Dina R. Lumerman